Exhibit 99.1

Second Quarter 2011
Earnings Conference Call
August 4, 2011
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Superior
Fargo
Moorhead
Detroit Lakes
Brainerd
Wadena
Staples
Fergus Falls
Alexandria
Sandstone
Hinckley
Pine City
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Second Quarter 2011 Highlights
• Revenue totaled $40.1 million, +5%
 – Equipment product revenue up 12%
 Excluding the 2010 fiber construction project, organic
 fiber & data revenue grew15%
 – Fiber and data revenue grew 4%
 – Broadband revenue grew 12%
• Net debt position improved $15 M year-to-
 date
• Focus on leveraging fiber network upgrades
 and route expansion, pursuing business,
 broadband and wholesale services growth

Consolidated Revenue
Q2 ’11 compared to Q2 ’10
• Equipment product revenue
 +12%
• Fiber and data revenue +4%
 (+15% when excluding the 2010
 fiber construction project)
• Broadband revenue +12%
($ in Millions)
Quarterly Revenue

Network Access 15%
Local Service 9%
Other Telecom 7%
Broadband 13%
Equipment 22%
Equipment Services 6%
Fiber & Data 28%

HickoryTech

69% of YTD 2011 revenue was from Business Sector & Broadband Services

Revenue Diversification

Earnings and Income

Diluted EPS

$0.27
$0.16
$0.20
Q2 '10
Q1 '11
Q2 '11

Income before Taxes

(continuing operations)

$4.6
$3.6
$4.0
Q2 '10
Q1 '11
Q2 '11

HickoryTech

Q2 ’11 compared to Q2 ’10
• Q2 ‘10 earnings positively impacted by
 $800k income tax reserve release.
 Excluding release, EPS would be $0.20
 per share
Q2 ’11 compared to Q2 ’10
• Higher costs to support strong
 equipment sales and fiber & data
 growth
($ in Millions)

Fiber and Data Revenue

($ in Millions)
before intersegment eliminations

$10.8
$11.0
$11.3
Q2 '10
Q1 '11
Q2 '11

Equipment Revenue

$10.4
$10.4
$11.7
Q2 '10
Q1 '11
Q2 '11

HickoryTech

Business Sector
Q2 ’11 compared to Q2 ’10
• 15% fiber & data growth year over year when
 excluding the fiber construction project in 2010
• Fiber construction project (Dakotas expansion)
 added $1.1 M revenue in Q2 ‘10
Q2 ’11 compared to Q2 ’10
• Equipment sales up 12%,
 fluctuates on a quarterly basis
• Equipment support services up 15%
Formerly referred to as “Enventis Sector”

Telecom Sector

($ in Millions)
before intersegment eliminations

Telecom Revenue

$17.6
$17.7
$17.7
Q2 '10
Q1 '11
Q2 '11

Broadband Revenue

$4.5
$5.1
$5.1
Q2 '10
Q1 '11
Q2 '11

HickoryTech

Q2 ‘11 compared to Q2 ‘10
• Stable Telecom revenue
• Broadband revenue up 12%
• Network Access revenue down 1% and
 Local Service revenue down 6%
Q2 ‘11 compared to Q2 ‘10
• Strong business Ethernet and data sales
• Digital TV subscribers +7%

($ in Millions)
$129.2
$127.0
$120.5
$119.0
$118.7
2007
2008
2009
2010
Q2-2011

Debt Balance
• Net debt was $103.8 M,
 down $15 M from 12/31/10
• Lower intra-quarter borrowing
 and interest rates in 2011
 contributing to 23% reduction in
 interest expense
• New senior debt agreement
 expected in Q3-11
Continued debt improvement

Revenue	• $158 M to $164 M
Net Income	• $7.4 M to $8.7 M
Diluted EPS	• $0.55 to $0.65
Capital Spending	• $20.5 M to $24 M
EBITDA	• $41 M to $43.2 M
Debt (Year end)	• $118 M to $123 M

HickoryTech

2011 Fiscal Outlook
2011 guidance affirmed in second quarter earnings release issued Aug. 3, 2011.

Fiber Network Expansion

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Sandstone
Hinckley
Pine City
Fergus Falls
Alexandria
St. Cloud
North Branch
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Continued Network Expansion with
Greater Minnesota Broadband
Collaborative Project
•Phase 1 will extend fiber network from
St. Paul to Duluth, Minn. / Superior, Wisc.
(construction started in July 2011)
•Phase 2 will extend fiber from Brainerd,
Minn. to Fargo, N.D. (construction to begin in
2012)
•Project will be completed by Aug. 2013

Strategic Initiatives
• Focus on growing business services:
 ➢ Fiber network expansion
 ➢ Accelerated SMB market plan
 ➢ Target last-mile fiber builds
 ➢ Construction of broadband stimulus project
• Grow broadband services (Digital TV, DSL, data services)
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and reduce debt in long term
Goal: double the value of HickoryTech over five years by 2014

HTCO Investment Highlights
• Stable growth and cash flows; 60+ years of dividend payments, yield approximately 5%
• Business transformation from a pure telephone company to an integrated communications company serving businesses and
 consumers
• Emerging growth through B2B strategy and fiber network expansion
• High level of recurring revenue, expanded broadband service area
• Experienced Company with 112-year track record generating
 stable operating results and financial position with strong strategic plan

(Dollars in thousands)

Reconciliation of net debt:	**June 30, 2011**	March 31, 2011	December 31, 2010
Debt obligations, net of current maturities	$ **8,462**	$ 56,418	$ 114,067
Current maturities of long-term obligations	**110,230**	62,368	4,892
Total Debt	$ **118,692**	$ 118,786	$ 118,959
Less:			
Cash and cash equivalents	**14,930**	9,859	73
Net Debt	$ **103,762**	$ 108,927	$ 118,886

(Dollars in thousands)	**Three Months Ended June 30, 2011**	Twelve Months Ended Dec 31, 2010
Reconciliation of net income to EBITDA:		
Net income	$ **2,694**	$ 12,094
Add:		
Depreciation	**5,593**	21,665
Amortization of intangibles	**89**	357
Interest expense	**1,015**	4,914
Taxes	**1,307**	4,033
EBITDA	$ **10,698**	$ 43,063
EBITDA	$ **10,698**	$ 43,063
Revenue	**40,108**	162,247
EBITDA Margin	**26.7%**	26.5%

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures

Three months ended			
	Jun-11	Mar-11	Dec-10	Sep-10
(Dollars in thousands)				
Reconciliation of net income to EBITDA:				
Net income	$ 2,694	$ 2,142	$ 2,114	$ 5,043
Add:				
Depreciation	5,593	5,591	5,765	5,356
Amortization of intangibles	89	88	89	90
Interest expense	1,015	1,068	1,094	1,128
Taxes	1,307	1,466	1,266	228
EBITDA	$ 10,698	$ 10,355	$ 10,328	$ 11,845

Debt to EBITDA ratio	
Total outstanding debt as of June 30, 2011	$ 118,692
EBITDA for the last (4) consecutive fiscal quarters as presented above	43,226
Debt to EBITDA ratio as of June 30, 2011	2.75

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures

Reconciliation of net income to net income excluding release of income tax reserve:	**Three Months Ended June 30**				**Six Months Ended June 30**			
	2011		2010		**2011**		2010	
Net income	**$**	**2,694**	$	3,510	**$**	**4,836**	$	4,937
Deduct: Income tax reserve release		**343**		807		**343**		807
Net income excluding income tax reserve release	**$**	**2,351**	$	2,703	**$**	**4,493**	$	4,130

(Dollars in thousands)	Year Ending December 31, 2011 Guidance Range			
Reconciliation of net income to 2011 EBITDA guidance	Low		High	
Projected net income	$	7,400	$	8,700
Add back:				
Depreciation and amortization		23,700		23,000
Interest expense		5,900		5,400
Taxes		4,000		6,100
Projected EBITDA guidance [1]	$	41,000	$	43,200

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

Appendix
Reconciliation of Non-GAAP Measures